VOYA SENIOR INCOME FUND

(the "Fund")

Supplement dated October 2, 2020

to the Fund's Class A, Class C, Class I, Class T, and Class W Common Shares Prospectus ("Prospectus")

and related Statement of Additional Information ("SAI"), each dated June 30, 2020

Daniel Norman, Portfolio Manager, Managing Director, and Co-Group Head of Voya Investment Management's Senior Loan Group will retire effective December 31, 2020 and therefore will no longer serve as a portfolio manager and officer of the Fund. Effective on or about December 31, 2020, the Fund's Prospectus and SAI will be revised as follows:

1.All references to Mr. Norman serving as a portfolio manager of the Fund in the Fund's Prospectus are deleted in their entirety.

2.All references to Mr. Norman serving as a portfolio manager and officer of the Fund in the Fund's SAI are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE